                                                                  Exhibit 10.7

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Microsoft Confidential


                          ECOMMERCE MERCHANT AGREEMENT
                              FOR The Plaza on MSN

--------------------------------------------------------------------------------
                                    PREAMBLE
--------------------------------------------------------------------------------

The Microsoft Network, L.L.C., a Delaware limited liability company ("MSP"), by and through its manager, Microsoft Corporation ("Microsoft"), agrees with the undersigned ("Merchant") that the Merchant specified in the Schedule will be offered a link mall service to "Merchant Site" as part of The Microsoft Network pursuant to the General Terms and all Exhibits and Riders attached hereto.

--------------------------------------------------------------------------------
                                    SCHEDULE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Merchant Name: 800-Flowers, Inc. doing business as 1-800-FLOWERS.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Entity Type (if incorporated, state place of incorporation): New York

Principal Place of Business (list state if in U.S.A.; list country if outside U.S.A.):

1600 Stewart Avenue
Westbury, NY 11590
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Address for Notices:
1600 Stewart Avenue
Westbury, NY 11590

Phone:  516.237.6000
Attention: Donna Iucolano                         Facsimile Number: 516.237.6009
E-mail Address (REQUIRED): DIUCOLANO @ 1800FLOWERS.COM

With copies to:
Jerry Gallagher
Gallagher, Walker & Bianco
98 Willis Avenue
Mineola, New York 11501
Phone: 516-237-6087                               Facsimile Number: 516.248.2394
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MSP SERVICES:

MSP will provide a live link from the Microsoft Web Sites as designated by MSP in its sole discretion, to The
Plaza. From The Plaza, MSP will provide a link directly to the MSN Transition Page and/or the Mirrored Web Site which will be co-branded as specified and approved by MSP.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merchant SERVICES:

Merchant Site Description: __________ (We need to add correct URL for tracking Microsoft)
Merchant shall provide e-mail address for Customer Service.  __________
Merchant shall provide MSP with Weekly User information and Weekly Sales Reports no later than the following Tuesday for the week ending on the immediately preceding Saturday. Merchant shall be solely responsible for implementing a weekly tracking mechanism that will determine from which Microsoft Web Site a customer has come. This site-specific tracking can be accomplished via tracking software at the Merchant site home page via a transition/middle page that provides a direct link from The Plaza to the appropriate middle page(s) that will exclusively track hits or by creating a mirror web site.

         Weekly User information must include at a minimum:
         o  Traffic by web link
         o  Number of page views
         o  Number of unique users

         Weekly Sales Reports must include at a minimum:
         o  number of daily orders
         o  total weekly revenue
         o  average revenue per order.

*Weekly tracking and weekly sales reports shall be sent to Deborah Levinger, c/o Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

Merchant will maintain sole responsibility for all costs for Merchant Site (including but not limited to the MSN Transitional Page and/or the Mirrored Web
Site) development, management, tracking, support, and maintenance. Merchant will ensure that the site content is refreshed as appropriate on a regular basis. Merchant will make every reasonable effort to ensure that site is "live" for all customers.

Merchant is solely responsible for product quality, product availability, product fulfillment and customer service for all Products offered and/or sold on the Merchant Site. MSP acts as a link operator only, and will provide marketing support only as noted in this contract under Special Provisions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Fees:

Guaranteed FEE: During the Term Merchant shall pay [****] as an advance on commission payable for such month to MSP no later than the 5th of each month.

COMMISSION: In addition to the Guaranteed Fee, Merchant shall pay MSP [****] of Merchant's Gross Revenue less gift certificates, service charges, shipping and handling charges, taxes, refunds and actual bad debt incurred during the applicable period. Each month Merchant shall be entitled to deduct the Guaranteed Fee applicable to such month from any Commissions owing to MSP for the applicable month. The Commission shall be payable monthly to MSP no later than the 5th of each month for all transactions occurring during the previous month. All payments of the Fees must be in a form acceptable to MSP, in its sole discretion, and addressed to Deborah Levinger, c/o Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.
--------------------------------------------------------------------------------

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

--------------------------------- --------------- ------------------------------
Term Start Date:                   Term End Date:  Renewal Options (if any):
Upon availability of the Merchant  June 30, 1998   The term shall automatically
Site to customers via The Plaza                    extend for consecutive
October 21, 1997                                   [****] periods (the "Renewal
                                                   Period(s)") until and unless
                                                   either party notifies the
                                                   other party in writing of
                                                   its intent to terminate this
                                                   Agreement at least [****]
                                                   prior to the end of the
                                                   initial term or any Renewal
                                                   Period.
--------------------------------- --------------- ------------------------------


--------------------------------------------------------------------------------

Special Provisions (if any):

Merchant will provide the following:

o Electronic mail capabilities between the customer and Merchant and customer service standards & practices at a level at least as high as that of the electronic commerce industry to all customers.

o Information regarding Merchant promotions, upon MSP's request for such information, to be used by MSP, in its sole discretion, in the pre-programmed Daily Specials area of The Plaza, as per specifications provided by MSP.

o Promotional activities are subject to change based on business and technology requirements as seen by MSP. [****]

o Logo links on Merchant's home page to Microsoft Web Sites, as determined by MSP and subject to all of MSP's policies and guidelines for the use of such logo links.

o    A "GO BACK TO The Plaza" button on Merchant's home page.

o Monthly listing of customer names and e-mail addresses to MSP for the purpose of MSP's MSN promotional efforts. MSP recognizes and respects the obligation of the Merchant to honor its privacy commitments to its customers that may prohibit the Merchant from completely fulfilling this request; however Merchant shall provide this information to the maximum extent possible. Within thirty (30) days of Merchant's execution of this Agreement, Merchant must notify MSP, in writing, of any privacy commitments which would limit Merchant's ability to provide MSP with the above customer information.

o Planned and executed regular promotion of The Plaza in the Merchant's marketing materials, subject to any guidelines provided to Merchant by MSP. [Complete as negotiated: Which shall include on-line advertisements, online banner ads, print ads, product/company catalog, product brochures, business cards]

MSP will provide the following:

o Microsoft Web Site logos, as determined by MSP in its sole discretion, Internet Explorer logo, "GO BACK to The Plaza" button - to be used for linking from the Merchant site.

o Merchandising calendar and plan based on retail holidays, for the purpose of product promotional planning with Merchant

o Reasonable efforts to ensure that Plaza Tenants are of high quality and stature in their respective industries.

MSP disclaims any implied warranties, promises, or guarantees of site traffic to Merchants, number of unique users/consumers, Merchant product promotion rotation, or industry-specific exclusivity.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 END OF SCHEDULE
--------------------------------------------------------------------------------

THIS AGREEMENT CONSISTS OF THE PREAMBLE, THE SCHEDULE, THE GENERAL TERMS, AND ALL ATTACHED RIDERS AND EXHIBITS THAT ARE SIGNED ON BEHALF OF BOTH MSP AND Merchant.

THE MICROSOFT NETWORK, L.L.C. ("MSP"),     800-FLOWERS, Inc. ("Merchant")
by and through its manager, MICROSOFT      -----------------------------
CORPORATION ("Microsoft")


By (signature): /s/ Deborah Levinger      By (signature): /s/ Donna M. Iucolano
                ----------------------                    ----------------------
Name:  Deborah Levinger                    Name:  Donna M. Iucolano
Title:  Business Manager, The Plaza        Title: Director, Interactive Services
Date:  November 13, 1997                   Date:  November 11, 1997

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                  GENERAL TERMS

1. Definitions. As used herein, the following terms are defined and used in this Agreement as follows:

         1.1 Affiliate. When used in reference to either party, any company or entity which controls, or is controlled by, or is under common control with such party.

         1.2 Gross Revenue. The aggregate of all kinds of consideration, including, but not limited to, cash, barter and any other in-kind consideration, received by Merchant or any other party for purchases initiated at The Plaza, any Microsoft Web Site, the MSN Transition Page or the Mirrored Web Site.

         1.3 Microsoft Web Sites. Web sites operated by or affiliated with MSP which may include, at MSP's sole discretion for the purposes hereof, MSN Premier Service, MSNBC, msn.com, home.microsoft.com and/or other services as they become available.

         1.4 Mirrored Web Site. A web site which is created solely for the purposes set forth herein and is identical to Merchant's web site except that such site is co-branded as directed by MSP at which a customer and/or internet user is "tagged" for purposes of tracking purchases made from the Merchant which initiated at The Plaza, any other MSN Web Site, the MSN Transition Page and/or the Mirrored Web Site. Merchant shall not include any third party advertising in the home page of the Mirrored Web Site or links from such home page to any site other than Merchant's Site and MSN. Merchant will carry the MSN (a reciprocal link), the applicable IE logo and any other links determined by MSP, on the home page of the Mirrored Web Site, MSP and Merchant.

         1.5 MSN. The Microsoft Network online service, operating on open Microsoft and/or internet-based platforms, including, without limitation, (a) www.msn.com and related Web Sites (which may include those managed by third parties and those based overseas by MSP or Microsoft), and (b) MSN-branded Web pages that are part of a third party's Web Site.

         1.6 Plaza Tenant. Each Web Site operator participating in The Plaza.

         1.7 The Plaza. The MSN service referred to as "The Plaza on MSN" or by such other name as MSP may determine in its sole discretion (as solely branded by MSP or co-branded with its sponsors) in which goods and services from Plaza Tenants are offered for purchase.

         1.8 MSN Transition Page. The Web page on Merchant's Site to which customers and/or internet users of The Plaza are transported and at which such customer and/or internet user is "tagged" for purposes of tracking purchases made from the Merchant which initiated at The Plaza, any other MSN Web Site, the MSN Transition Page and/or the Mirrored Web Site. Merchant shall not include any third party advertising in the MSN Transition Page or links from such page to any site other than Merchant's Site and MSN.

         1.9 Product. Any product or service sold or otherwise provided by Merchant to a customer or internet user during access by such customer or internet user to the Merchant Site by means of The Plaza, any other Microsoft Web Site, the MSN Transition Page and/or the Mirrored Web Site.

         1.10 Web (and related terms). That part of the internet known as the World Wide Web, containing, INTER ALIA, pages written in hypertext markup language (HTML). A "Web page" is a document on the Web which has a distinct URL address. A "Web Site" is a collection of inter-related Web pages.

2. Term. Subject to extension (if an option or renewal period is specified in the Schedule), the period during which transactions on the Merchant Site will be offered as part of The Plaza ("Term") begins on the Start Date and ends on the End Date, as specified in the Schedule. Either party may elect to terminate this Agreement at any time, upon not less than [****] notice to the other party.

3. Merchant Obligations.

         3.1 Generally. Merchant will enable access to the Merchant Site by means of the MSN Transition Page and/or Mirrored Web Site throughout the Term. The Merchant will monitor all sales and other activity in the Merchant Site to verify ongoing operation of the Merchant Site and its capacity to track customers and/or internet users accessing the Merchant Site by means of The Plaza. Merchant will

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

ensure that customers and internet users are timely advised of their purchases.

         3.2 No Exclusivity. The Merchant Site is not exclusive to MSN; that is, at all times during the Term, the Merchant Site may offer any internet users the right and/or ability to purchase Products at the Merchant Site by any means other than via the MSN Transition Page and/or Mirrored Web Site.

4. MSP Obligations.

         4.1 Operation of The Plaza. Throughout the Term, MSP will operate The Plaza in accordance with the terms of this Agreement. The quantity, identity and mix of Plaza Tenants shall be determined by MSP in its sole discretion.

5.       Promotion and Marketing.

         5.1 Generally. MSP and Merchant will cooperate in promotional, advertising and marketing activities in connection with the availability of the Merchant Site by means of the MSN Transition Page and/or the Mirrored Web Page as the parties may mutually deem advisable. All such activities as undertaken by either party will comply with applicable laws and regulations.

         5.2 Use of Materials. (a) MSP may use the name and logo of the Merchant Site (as provided in Section 16) in promoting, advertising and marketing The Plaza. Provided that references to Merchant and/or the Merchant Site and use of Merchant and/or Merchant Site logos will be less prominent than references to The Plaza and/or use of MSN logos or screen shots. Provided that Merchant provides MSP with not less than three current, pre-approved screen shots of the Merchant Site, MSP's use of other screen shots from the Merchant Site in MSN marketing for The Plaza will be subject to Merchant's prior written approval.

                  (b) Subject to MSP's approval, Merchant may use MSN's name and logo, and MSN-furnished marketing materials, provided that all such use will be in compliance with Section 16 and MSP policies. Merchant agrees to use MSN-furnished marketing materials solely for the purpose of promoting, advertising and marketing the availability of the Merchant Site on The Plaza.

6. Sponsorship and Advertising. MSP may include paid advertising, consisting of Web link banners, in The Plaza. MSP may also designate sponsors of all or any portion of The Plaza as it deems advisable.

7.       Product Transactions.

         7.1      MSP will be entitled to the fee(s) specified in the Schedule.

         7.2 Statements. (a) Unless otherwise specified in the Schedule, for each month during the Term Merchant will submit to MSP a statement with respect to Gross Revenue attributable to customers and/or internet users accessing the Merchant Site by means of The Plaza, any other Microsoft Web Site, the MSN Transition Page and/or the Mirrored Web Site and will concurrently render payment (if any) as shown to be due thereon no later than 5 days after the end of the month to which such statement relates. Each such statement will state the amount of Gross Revenue attributable to sales during the month it covers (if any) and describe in reasonable detail the manner of Merchant's computation of fees thereon. Alternatively, if there is no Gross Revenue for such month, Merchant's statement will so note. All statements and payments will be sent to MSP at the address set forth in the Schedule.

                  (b) MSP may, at its expense, cause an audit to be made of the applicable records in order to verify statements issued by Merchant. Such audit shall be conducted upon advance notice to Merchant during regular business hours at Merchant's offices and in such a manner as not to interfere with Merchant's normal business activities. Such audits shall be made no more often than once every [****] months during the Term and for a period of [****] following the end of the Term. If an audit reveals that Merchant has under-paid MSP by [****] or more of the amounts due for any audited period of time, Merchant agrees, in addition to recomputing and making immediate payment to MSP of all amounts due, plus interest at the [****], based on the actual and true amounts due and owing, to pay MSP all reasonable costs and expenses incurred by MSP in conducting such audit, including, but not limited to, any amounts paid to any auditor or attorney. MSP shall have the right to audit a Merchant's site for accuracy of site traffic and customer transactions including a review of all software as necessary.

         8.3 Taxes. Merchant acknowledges and agrees that MSP has no responsibility with

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

respect to tax billing or collecting relating to sales made and/or charges assessed to customers or other internet users accessing the Merchant Site by means of The Plaza or any other Microsoft Web Site.

9. Hosting. Merchant is solely responsible for hosting of the Merchant Site (including the MSN Transition Page) and MSP is solely responsible for hosting of all programs, content, pages and materials comprising The Plaza.

10.      Tracking; Use of Customer Data.

         10.1 Generally. Merchant agrees to (a) use usage tracking tools mutually approved by MSP and Merchant and resources to enable assessment and verification of data relating to Merchant Site usage by means of The Plaza, (b) provide access to MSP to log files relating to Merchant Site usage by means of The Plaza, delivered and formatted in a manner mutually approved by both parties, and (c) follow such other directions and procedures as are reasonably determined to be necessary by MSP to enable resolution of customer and/or internet user support issues relating to usage of the Merchant Site by means of The Plaza.

         10.2 Use of Customer Data. Provided Merchant does not violate MSP's written policy on use of information, Merchant shall have the right to treat any Customers who purchase from Merchant as its permanent Customers for any and all purposes, and furthermore such Customers may be added to Merchant's Customer Lists.

11. Confidentiality. Neither party will use or disclose to any third party, any confidential information of the other party. As used herein, the term "confidential information" means all non-public information that either party designates as being confidential, or which, under the circumstances of disclosure ought to be treated as confidential including but not limited to the terms of this Agreement, know-how and materials provided pursuant to this Agreement, provided that either party may disclose the terms of this Agreement in confidence to its immediate legal and financial consultants and advisors as required in the ordinary course of such party's business, provided that such immediate legal and financial consultants and advisors agree in advance to be bound by the confidentiality provisions set forth in this Section 11. All tangible materials containing Confidential Information ("Confidential Materials"), including documents, tapes, computer disks and other fixed storage devices (whether or not machine or user readable), are the property of the disclosing party. No later than 15 business days following the End Date, Confidential Materials in either party's possession must be returned or destroyed (with appropriate certification of destruction if not returned).

12.      Warranties.

         12.1 By Merchant. Merchant warrants, represents and agrees that (a) Products offered, sold or otherwise provided as part of the Merchant Site are made, offered, sold or otherwise provided in compliance with applicable laws and will not infringe the copyrights, trademarks, service marks or any other proprietary right of any third party, (b) operation of the Merchant Site is in compliance with MSP's technical specifications and all applicable laws and (c) Merchant has the power and authority to enter into and perform its obligations under this Agreement, (d) Merchant will perform all of its obligations under this Agreement.

         12.2 By MSP. MSP warrants, represents and agrees that (a) MSP has the power and authority to enter into and perform its obligations under this Agreement, (b) MSP will operate and maintain the Microsoft Network in compliance with all applicable laws, (c) MSP will perform all of its obligations under this Agreement.

         12.3 No Additional Warranties. THIS SECTION 12 CONTAINS THE ONLY WARRANTIES MADE BY MERCHANT AND MSP. ANY AND ALL OTHER WARRANTIES, INCLUDING FOR NON-INFRINGEMENT AND THE OPERATION, FUNCTIONALITY, INTERRUPTION OR LACK OF RESOURCES OF MSN OR THE MERCHANT SITE, ARE EXPRESSLY EXCLUDED AND DECLINED. EACH PARTY DISCLAIMS ANY IMPLIED WARRANTIES, PROMISES AND CONDITIONS OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER AS TO MSN OR THE MERCHANT SITE, THE TECHNOLOGY DEPLOYED IN CONNECTION THEREWITH, OR PRODUCTS OR SERVICES OFFERED AND/OR SOLD IN CONNECTION THEREWITH.

         12.4 Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER PARTY IS LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES INCURRED BY THE OTHER PARTY EVEN IF THE OTHER PARTY HAS BEEN

ADVISED THAT SUCH DAMAGES ARE POSSIBLE.

         12.5 Survival. Each party's representations and warranties survive the termination of this Agreement.

13.      Indemnification.

         13.1 Each party will indemnify and hold harmless the other party, and the other party's Affiliates, from and against any claims, actions, losses, liabilities, damages, settlements, judgments, arbitration awards, costs and expenses (including reasonable outside attorneys' fees and expenses) (collectively "Claims") resulting from; (a) such party's breach (or, with respect to the defense thereof, alleged breach) of its covenants, warranties and representations as set forth in this Agreement; (b) any infringement of any patent, trademark, copyright or other proprietary right of any third party on The Plaza or Merchant Site, as applicable; or (c) resulting from either party's approved use of materials obtained from the other party hereunder which infringes the patent, trademark, copyright or other proprietary right of any third party. For purposes hereof, Merchant's indemnity obligation hereunder extends equally to MSP and Microsoft.

         13.2 Manner of Exercise. If a party requests to be indemnified ("requesting party"), it must give prompt notice to the other party ("requested party") specifying all relevant details of the Claim. The requested party may, at its option, defend the Claim, in which event the requesting party will cooperate fully and may participate in such defense with counsel of its own choice, provided that it will be responsible for all expenses relating to such separate counsel. If the requested party assumes the defense of a Claim, its obligation will be limited to paying the attorneys' fees, costs and expenses associated with such defense (except as otherwise expressly provided herein) and holding harmless the requesting party from and against any judgment paid on account of such Claim or monetary settlement the requested party has made (with the requesting party's approval, not to be unreasonably withheld) or approved. The requesting party may, if needed or desired, join the requested party as a party in any litigation in respect of a Claim for which indemnity is requested. No settlement may be made without the requested party's prior approval. Neither party is responsible for loss of profits or consequential damages incurred by the other due to a Claim. If either party fails to fulfill its material obligations, the other party will be deemed excused from its obligations pursuant to Section 13.1.

         13.3 Survival. This Section 13 will survive any suspension, termination or expiration of this Agreement.

14.      Default and Breach.

         14.1 Events of Default. After giving notice to the defaulting party and following the completion of the applicable cure period set forth in Section 14.2, the non-defaulting party may declare the other party to be in breach of this Agreement and may exercise the remedies specified in Section 14.3 upon the occurrence of any of the following default events:

                  (a) failure to perform or comply with any material provision of this Agreement, including without limitation either party's failure to file or provide required statements and/or make payments due;

                  (b) admission in writing of an inability to pay debts as they mature, or making an assignment for the benefit of creditors;

                  (c) impairment of financial condition such that the other party has justifiable grounds to believe and can reasonably demonstrate that the impaired party will be unable to fulfill its obligations under this Agreement; or

                  (d) filing of a petition under any bankruptcy act, receivership statute or similar law or statute, by either party, or the filing of such a petition by any third party against either party, or the making of an application for a receiver by either party, where such petition or application is not dismissed or otherwise favorably resolved within 60 days.

         14.2 Cure Period. (a) Subject to Section 14.2(b), upon receiving a default notice, the defaulting party will have 15 business days to cure the default, provided that if the default is not reasonably susceptible of cure within such period, the non-defaulting party's right to exercise the remedies specified in Section 14.3 will be suspended for so long as the other party diligently pursues all reasonable steps to cure as expeditiously as possible. Notwithstanding the foregoing, such suspension (i) will not arise for default events that are incapable of cure, and (ii) may nonetheless result in early termination of this Agreement upon notice given by the non-defaulting party if cure is uncompleted after 90 days.

                  (b) Notwithstanding Section 14.2(a), (i) the non-payment of monies due must always be cured within the 15-business day cure period, and (ii) unless MSP otherwise expressly agrees in writing, there shall be a 48 hour cure period with respect to the operation of the Merchant Site in accordance with MSP's technical specifications, and in compliance with applicable laws.

         14.3 Remedies. If either party fails to timely cure an event of default (if cure is authorized pursuant to Section 14.2), subject only to Section 17.3, the non-defaulting party will have the right to declare the other party in breach of this Agreement and suspend performance or, alternatively, terminate this Agreement upon notice, whereupon the non-defaulting party's obligations will immediately cease. The nondefaulting party's rights are cumulative and not in lieu of any other rights and remedies under this Agreement or otherwise provided by law or in equity. Upon suspension or termination, neither party will hold itself out as having rights or powers pursuant to this Agreement (except in respect of provisions of this Agreement that survive suspension or termination).

15. Notices. All notices given hereunder must be in writing and personally delivered, or sent by registered or certified mail (return receipt requested), facsimile, e-mail or overnight courier. A notice sent by facsimile or e-mail must be confirmed by sending a copy of such notice by registered or certified mail or overnight courier. Notices will be deemed given on the date received. Notices to MSP must be sent to One Microsoft Way, Redmond, WA 98052-6399 USA (facsimile number: (206) 936-7329), Attention: Director, Business Development. Notices to Merchant must be sent to the address for notices specified in the Schedule. Either party may change its address for notices at any time by giving notice to the other party as provided herein.

16. Intellectual Property. Each party will use the appropriate trademark, product descriptor and trademark symbol (either "(TM)" or "(R)") and copyright symbol ((C)), and clearly indicate ownership of trademarks, trade names and/or product names ("Marks") and copyrights, whenever first mentioned in any advertisement, brochure or other material in connection with MSN or the Merchant Site. Each party will, upon request, provide the other party with samples of marketing literature that include the other party's Marks or copyrights. Each party agrees that, as between the parties, (a) the other party's Marks and copyrights and the good will associated therewith are and will remain the sole property of the other party; (b) this Agreement does not confer in either party any right of ownership in the other party's Marks or copyrights; (c) all uses by one party of the other party's Marks and/or copyrights will inure to the benefit of the owning party; and (d) when using the other party's materials, if any such materials contain copyright, patent, trademark or other notices evidencing the other party's ownership of rights in intellectual property, the using party will not delete, modify, remove or diminish the prominence of any such notices.

17.      Other Provisions.

         17.1 No Ongoing Waiver. No waiver of any breach of any provision of this Agreement constitutes a waiver of any prior, concurrent or subsequent breach of the same or any other provisions, and will not be effective unless made in writing and signed by an authorized representative of the waiving party.

         17.2 Excuse. Neither party is liable for, and will not be considered in default or breach of this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of causes or conditions beyond such party's reasonable control which such party is unable to overcome by the exercise of reasonable diligence, provided that the affected party will use reasonable efforts to resume normal performance as promptly as possible.

         17.3 Dispute Resolution. If a dispute arises hereunder, upon either party's written request (containing a statement specifying the basis of the dispute), the parties will each appoint a senior representative to attempt in good faith to resolve the dispute. Except for disputes where preliminary injunctive relief is an appropriate remedy, no formal legal proceedings may be commenced with respect to any dispute until either party determines in good faith (but no earlier than five business days following the initiation of discussion) that amicable resolution through continued negotiation appears unlikely.

         17.4 Governing Law; Attorneys' Fees. This Agreement is governed by the laws of the State of [****], U.S.A. In any legal proceeding between the parties relating to the enforcement of any rights arising out of or relating to this Agreement, the primarily prevailing party will be entitled to recover its reasonable attorneys' fees and court costs.

         17.5 Riders and Exhibits. All Riders and Exhibits attached to this Agreement that are contemporaneously signed on behalf of both parties are incorporated herein by this reference.

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

         17.6 Assignment; Transfer of Control. (a) This Agreement may not be assigned, by operation of law or otherwise, by either party without the non-assigning party's prior written consent. Notwithstanding the foregoing, any assignment of this Agreement to a person or entity acquiring all or substantially all of the assets of the Merchant Site where such assignment results in the transfer of management or control or significant ownership interest in Merchant or the Merchant Site will give MSP the right to terminate this Agreement as provided in Section 17.6(b). In any assignment proposed by Merchant, the proposed assignee must agree in writing to be bound by the terms of this Agreement. Any assignment by Merchant contrary to this Section 17.6(a) will be void and of no effect.

                  (b) In the event of the anticipated sale or transfer of management or control of (or a significant ownership interest in) Merchant or the Merchant Site ("Transfer"), Merchant will give notice to MSP of such Transfer (including the proposed transferee) not less than 30 days prior to the effective date of such Transfer (if such Transfer is voluntary) or as soon as possible after the Transfer (if such Transfer is involuntary). Upon the occurrence of a Transfer, MSP may elect to terminate this Agreement. MSP must give notice to Merchant of MSP's election to terminate this Agreement due to the Transfer within 15 business days after the later of the following dates: (i) the date on which MSP ascertains the occurrence of the Transfer, or (ii) the date on which MSP receives Merchant's notice of such Transfer.

                  (c) Neither party will pledge or hypothecate its rights or delegate its obligations under this Agreement except as part of a permitted assignment of rights.

         17.7 Relationship of Parties. This Agreement does not create or constitute a partnership, joint venture or agency relationship or the grant of a franchise as defined in the Washington Franchise Investment Protection Act, RCW 19.100, as amended, or 16 CFR Section 436.2 or otherwise.

         17.8 Section Headings. Headings and captions used in this Agreement (including attached Riders and Exhibits) are for convenience only and do not supersede or modify any provisions.

         17.9 Amendments. This Agreement may only be amended by a written instrument duly signed by authorized representatives of both MSP and Merchant.

         17.10 Third Party Enforcement. Merchant agrees that its obligations under this Agreement may be enforced by or on behalf of any Affiliate of MSP.

         17.11 Meaning of "Sale". As used herein, a "sale" includes a license and a purchase of a Product includes a licensing arrangement; where applicable, use of such terminology will not be deemed to waive, impair, or otherwise affect the intellectual property rights of MSP, Microsoft or Merchant.

         17.12 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Merchant and MSP by their respective duly authorized representatives.

         17.13 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

18. Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes all previous and contemporaneous agreements, understandings and arrangements with respect to the subject matter hereof, whether oral or written.

           MICROSOFT PLAZA LINKING AGREEMENT DATED AS OF MARCH 3, 1998


This letter shall serve as an amendment to that certain E-commerce Merchant Agreement for The Plaza on MSN (the "Agreement") between 1-800-FLOWERS ("Merchant") and The Microsoft Network, L.L.C. ("MSP") relating to MSP's link mall service. For good and valuable consideration, receipt of which is hereby acknowledged, MSP and Merchant hereby agree to supplement and amend the Agreement as follows:

Notwithstanding anything to the contrary contained in the Agreement, the following shall apply:

1. MSP SERVICES shall be amended to include the following: "MSP may provide, at MSP's sole discretion, a link from within any Web site owned, controlled or operated by MSP, Microsoft or any affiliated company (the "MS Sites") directly to the MSN Transition Page and/or the Mirrored Web Site."

2. For the avoidance of doubt, "Revenue" shall include all kinds of consideration received by Merchant or any other party for purchases initiated at the MS Sites.

3. All references to "The Plaza" in the General Terms, except for Sections 1.7 and 2 and the provisions relating to the "Go Back to The Plaza" links, shall he replaced with "The Plaza and the MS Sites, as applicable".

Unless otherwise defined herein all capitalized terms used herein shall have the same meaning as in the Agreement. Except as expressly provided herein, the Agreement is not otherwise modified in any respect. Unless otherwise expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

If the foregoing correctly reflects your understanding please sign as indicated below.

ACCEPTED AND AGREED TO:                       ACCEPTED AND AGREED TO:

1-800-FLOWERS, INC.                           THE MICROSOFT NETWORK, L.L.C.


Signature: /s/ Donna M. Iucolano              Signature: /s/ Deborah Levinger
           --------------------------                    -----------------------
Date:  March 25, 1998                         Date:  April 6, 1998

                               ECOMMERCE MERCHANT
                         AGREEMENT FOR THE PLAZA ON MSN

                                    AMENDMENT


Reference is hereby made to that certain Ecommerce Merchant Agreement for The Plaza on MSN (the "Agreement") dated as of between 800-FLOWERS ("Merchant") and The Microsoft Network, L.L.C. ("MSP") relating to the inclusion of the Merchant within The Plaza on MSN Web site. For good and valuable consideration, receipt of which is hereby acknowledged, [edged, MSP and Merchant hereby agree to supplement and amend the Agreement as follows:

Notwithstanding anything to the contrary contained in the Agreement, the following shall apply:

1. The Term of the Agreement shall continue through June 30, 1999.

2. The [****] Fee shall be US [****] for the period from February 1, 1998 through June 30, 1998. The [****] Fee shall be US [****] for the period from July 1, 1998 through June 30, 1999.

3. The Commission shall remain the same as agreed and signed to in the Merchant Agreement.

4. Merchant may deduct [****] per month from the Commissions owing for such month for the period from July 1, 1998 through June 30, 1999.

         Unless otherwise defined herein all capitalized terms used herein shall have the same meaning as in the Agreement.

         Except as expressly provided herein, the Agreement is not otherwise modified in any respect. Unless otherwise expressly provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year specified below.

THE MICROSOFT NETWORK, L.L.C. ("MSP"),     800-FLOWERS, Inc. ("Merchant")
by and through its manager, MICROSOFT
CORPORATION


By (signature): /s/ Deborah Levinger      By (signature): /s/ Donna M. Iucolano
                ----------------------                    ----------------------
Name:  Deborah Levinger                    Name:  Donna M. Iucolano
Title:  Business Manager, The Plaza        Title: Director, Interactive Services
Date:  April 6, 1998                       Date:  March 25, 1998

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                                     CONTRACT NUMBER: __________

                              AMENDMENT NUMBER 2 TO
                          ECOMMERCE MERCHANT AGREEMENT


This AMENDMENT NUMBER 2 TO THE ECOMMERCE MERCHANT AGREEMENT, dated as of the 13th day of November 1997 (the "Agreement"), is made by and between Microsoft Corporation, a Washington U.S.A. corporation ("Microsoft"), and 800-Flowers, Inc., d.b.a. 1 800-FLOWERS, a New York U.S.A. Corporation ("Merchant"), to amend the Agreement as set forth herein. Unless otherwise defined herein all defined terms have the same meanings set forth in the Agreement:

The following shall be added to the Agreement:

1. Microsoft maintains a web-based portal site intended for users in the United States and currently known as "MSN.COM" ("Portal Site").

         1.1. Microsoft currently anticipates that, among other things, the Portal Site will feature a home page as its top-most page ("Home Page") and several secondary pages grouped by content theme ("Channels"). The Channels will be available from the Home Page via persistent hypertext links prominently displayed above the fold in a bar on the leftmost portion of the Home Page. Examples of Channels that Microsoft currently expects to feature on the Portal Site include: Autos, Business, Computing, Games, Health, News, Personal Finance, Real Estate, Shopping, Sports, Travel, and Women. Absent technical issues or other such critical obstacles, Microsoft currently anticipates that the Channels will launch on or about October 1, 1998 ("Launch Date").

         1.2. The Portal Site will also feature a Microsoft developed (or licensed) web-search capability ("Search") utilizing key words as the search parameter.

         1.3 The Home Page will also feature a text-based advertising space above the fold ("Home Page Ad Space").

         1.4. The Shopping Channel shall feature persistent sections on its topmost page above the fold as follows:

                  1.4.1. a rotating set of graphic buttons consisting of merchants' logos and providing links to those merchants' sites in a section labeled "Plaza Merchants";

                  1.4.2. a section that will feature on a rotating basis specials from merchants in a section called "Plaza Specials"; and

                  1.4.3. a section that features recommendations for gifts based on seasonal or holiday themes (e.g., back-to-school, Christmas, Father's Day) that will feature appropriate hypertext links to merchants' sites.

The Shopping Channel will have a series of persistent secondary pages that will group merchants by product category. Each of these secondary pages will be entitled "Departments."

2. For the term described below, Microsoft will accord Merchant Premier Anchor Provider Status in the Flower Category for the Portal Site.
         Specifically:

         2.1 Microsoft will make available to Merchant on a [****] basis the Home Page Ad Space. Microsoft will provide to Merchant the technical specifications for the Home Page Ad Space in a timely manner and Merchant will comply with such technical specifications. [****]

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

         2.2      In the Shopping Channel, Microsoft also will do the following:

                  2.2.1 Microsoft will feature Merchant's branded logo button above the fold in the Plaza Merchants section on a [****] basis.

                  2.2.2 Microsoft will feature Merchant [****] in the Plaza Special section;

                  2.2.3 Microsoft will include Merchant in Plaza Gift Guides at least [****]; and

                  2.2.4 Microsoft will feature a direct hyperlink to Merchant's Site immediately below the link labeled "Flower Department" in the section.

         2.3 In the Flower Department of the Flower Category, Microsoft will accord Merchant the [****] position of all merchants featured in the Department and accord the [****] product space to Merchant on a persistent basis. There will be no more than [****] merchants within this category including 1-800-FLOWERS as the premier merchant and a [****] partner.

         2.4 Microsoft will accord Merchant the opportunity to have its textual message included in [****] overall Plaza e-mail campaigns targeted to Plaza registered users that have consented to receiving such e-mailings. Such campaigns will take place at least [****] during the Term. Merchant will have the [****] position in any mailing that includes a product from one sponsor flower partner. Microsoft will also accord Merchant the opportunity to have its textual message included in Portal Site e-mail campaigns targeted to Portal Site registered users that have consented to receiving such e-mailings if and when this feature is available.

         2.5 For a period of [****] from the launch of Search, Microsoft will ensure that Merchant's Search Site is served up to user with [****] specific flower-related Key Words. Merchant will have the opportunity to select the first [****] words. The parties may mutually agree upon additional key words that will serve up Merchant's Site as a result on a non-exclusive basis.

3. For the term described below, Microsoft will also accord the following additional tenant positions to Merchant. Specifically:

         3.1. Merchant will have a [****] position in the Gifts & Gadgets Department effective October 1, 1998 or at the launch of the Shopping Channel on the Portal Site.

         3.2      Merchant will have a [****] position in the Candy & Cards
                  Department.

         3.3 Merchant's branded subsidiary sites, such as Plow & Hearth or other gardening/country living, will have a [****] in the Home & Garden Department with a planned start date no later than January 31, 1999.

4. Microsoft's efforts as described above shall deliver at least [****] impressions on Microsoft sites during the Term.

5. The term of the rights and obligations under this Amendment ("Term") shall commence on October 1, 1998 and end on September 30, 1999. This provision supersedes paragraph two of the Electronic Merchant Agreement in its entirety.

6. In consideration for the above-described rights and obligations set forth herein, Merchant shall pay to Microsoft the following amounts:

         6.1. [****] Fee: Merchant shall pay [****] to Microsoft upon execution of this Amendment as a [****] advance

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                  on any Commissions owed to Microsoft. This fee will be paid in [****] equal monthly installments of [****].

                  Commission: Merchant shall pay Microsoft [****] of Merchant's Gross Revenue less discounts, gift certificates, sales and other taxes, service charges, shipping and handling charges, credits, chargebacks, and credit card processing fees incurred during the Term. Merchant shall be entitled to deduct the [****] Fee from any Commissions owing to Microsoft. No commissions over the [****] fee is due or owing to Microsoft until the Merchant's Gross Revenue less actual returns and actual bad debt exceeds the sum of [****]. The Commission shall be payable to Microsoft no later than thirty (30) days after the anniversary of the Launch Date. All payments of the Fees must be in a form acceptable to Microsoft, in its sole discretion, and addressed to Deborah Levinger, c/o Microsoft Corporation, One Microsoft Way, Redmond, WA 98052.

         6.2. Microsoft will invoice Merchant for the [****] Fee. Merchant is responsible to pay Commissions based on monthly tracking. Merchant is responsible for ensuring that all payment are made on a timely basis.

7. Because Merchant is a Microsoft Premier Anchor Provider, Microsoft will use commercially reasonable efforts to integrate Merchant under terms to be mutually agreed upon into any integrated search feature made available on the Portal Site, such as Expedia Maps, Personalization Section, or any Shopping Folder created in Microsoft internet Explorer, and into the content to be provided on at least [****] other Portal Site Channels when available.

8. Merchant will use commercially reasonable efforts to make special offers to Portal Site users.

9. The parties agree to exercise mutual good faith efforts to promote buying flowers via the Portal Site.

10. Merchant shall ensure that the Merchant Site complies with the [****] program as outlined on [****] throughout the Term.

11. At least [****] days prior to the expiration of the Term, the parties hereto shall commence negotiating, in good faith, the renewal of this Amendment and shall negotiate for a period of [****] (the "Negotiation Period"). If the parties do not reach an agreement with respect thereto prior to the expiration of the Negotiation Period, Microsoft may negotiate with a third party to be the Premier Anchor Provider Status in the Flower Category for the Portal Site; provided, however, Microsoft shall not enter into any agreement with respect thereto with such third party for the [****] period following expiration of the Negotiation Period without first offering to Merchant the opportunity to enter into such agreement on terms and conditions at least as favorable to Merchant as those offered to or by Microsoft by or to such third party. Merchant shall have [****] days from the date of receipt of written notice from Microsoft of any such offer (which offer shall be irrevocable during at least such [****] days and said notice thereof shall contain full details in regard thereto) in which to accept or reject such offer. If Merchant rejects or does not accept such written offer within [****] days after receipt thereof, Microsoft will be free to enter into such agreement with a third party.

Except as expressly provided herein, the Agreement is not otherwise modified in any respect, and the same as hereby supplemented and amended is hereby ratified and confirmed in all respects (including, specifically, Merchant's tracking and reporting obligations, and the requirement of a "GO BACK" button on the Merchant
Site).

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

WHEREBY, the parties enter into this Amendment as of the Launch Date mentioned above.

MICROSOFT CORPORATION                   800-FLOWERS, INC.


By (signature):  /s/ Deborah Levinger   By (signature):  /s/ Donna M. Iucolano
               ----------------------                  -----------------------
Name:  Deborah Levinger                 Name:  Donna M. Iucolano
Title:  Senior Manager eCommerce        Title:  Vice President
Date:  October 30, 1998                 Date:  October 29, 1998